ENZON, INC.

                                4,000,000 Shares

                          Common Stock, $0.01 Par Value

                            PLACEMENT AGENT AGREEMENT


                                  June 25, 1998


SBC Warburg Dillon Read Inc.
535 Madison Avenue
New York, New York  10022

Ladies and Gentlemen:

     The undersigned, Enzon, Inc., a Delaware corporation (the "Company"), hereby confirms its agreements with SBC Warburg Dillon Read Inc. (the "Placement Agent") as follows:

     1. Description of the Shares. The Company has authorized by appropriate corporate action and proposes to sell in the manner contemplated by this Placement Agent Agreement (the "Agreement") up to 4,000,000 shares (the "Shares") of its Common Stock, $0.01 par value (the "Common Stock").

     2. Closing. The closing of the purchase and sale of the Shares to the Purchasers (as such term is defined in the form of Common Stock Purchase Agreement attached as Appendix A to the Offering Memorandum (the "Purchase Agreement")), pursuant to the Purchase Agreement (the "Closing") shall be held at the offices of Dorsey & Whitney LLP, 250 Park Avenue, New York, New York 10177 at or before 10:00 a.m., New York time, on the date that is two business days after the date on which the Registration Statement on Form S-3 contemplated by the Purchase Agreement (including all amendments thereto, the "Registration Statement") is declared effective or at such other time and place as the Company and the Placement Agent may agree (the "Closing Date"). At the Closing, the Purchasers shall deliver to the Placement Agent wire transfers in the gross amount due to the Company for the Shares being purchased by each Purchaser and the Placement Agent shall deliver to the Company a wire transfer in the net amount due to the Company (after deducting the Placement Agent Fee (as defined in Section 4(b) for such Shares to the extent (and only to the extent) that payments have been delivered to the Placement Agent by the Purchasers for such Shares (it being understood that the Company will not be obligated to issue any Shares for which full payment of the gross purchase price has not been received).

     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Placement Agent that:

          (a) The Private Placement Offering Memorandum dated June 4, 1998 (including appendices thereto, information incorporated by reference therein and the financial statements of the Company and the related notes thereto included therein), as amended and supplemented prior to the execution hereof, and all amendments and supplements thereto (including appendices thereto, information incorporated by reference therein and the financial statements of the Company and the related notes thereto included therein) delivered to the Purchasers prior to the Closing (collectively, the "Offering Memorandum") at the date hereof does not, and at the Closing will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make any statements therein, in the light of the circumstances under which they are made, not misleading; provided, however, that none of the representations and warranties contained in this subparagraph shall apply to information that relates to the plan of distribution or to the Placement Agent that is included in the Offering Memorandum in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agent specifically for inclusion therein.

          (b) The Company has filed all the documents (collectively, the "SEC Documents") that the Company was required to file with the Securities and Exchange Commission (the "Commission") under Section 13, 14 or 15(d) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") since the effective date of the registration statement filed with respect to its initial public offering. The SEC Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Securities Act of 1933, as amended (the "Act") or the Exchange Act, as applicable, and the rules, regulations and instructions of the Commission thereunder, and any documents so filed and included or incorporated by reference in the Offering Memorandum or the Registration Statement
     subsequent to the date hereof will, when they are filed with the Commission, conform in all material respects to the requirements of the Exchange Act and the rules, regulations and instructions of the Commission thereunder; and when such documents were or are filed with the Commission, none of such documents included or will include any untrue statement of a material fact or omitted or will omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation with full power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the  Offering  Memorandum;  except as described in
     Schedule 3(c) hereto, the Company does not own or control, directly or indirectly any corporation, association or other entity; the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; except for product marketing approvals by the United States Food and Drug Administration and comparable foreign regulatory agencies described in the Offering Memorandum required for the conduct of its business as proposed to be conducted in the future, the Company is in possession of and operating in compliance with all authorizations, licenses, certificates, consents, orders and permits from state, federal and other regulatory authorities which are applicable to the conduct of its business as presently conducted and proposed to be conducted, all of which are valid and in full force and effect, except where the failure to so possess or so operate would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company; the Company is not in violation of its respective charter or bylaws or in breach or default (nor has any event occurred which with notice, lapse of time, or both, would constitute a breach or default) in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in material violation of any law, order, rule, regulation, writ, injunction or decree of any government, government instrumentality or court, domestic or foreign, of which it has knowledge, except for violations or defaults which are not material to the Company.

          (d) The Company has full legal right, power and authority to enter into this Agreement with the Placement Agent and to enter into a Common Stock Purchase Agreement, a form of which is attached as Appendix A to the Offering Memorandum, with each purchaser (a "Purchaser") of Shares (the "Purchase Agreement"), and to perform the transactions contemplated hereby and thereby. This Agreement and the Purchase Agreement have been duly authorized, executed and delivered by the Company, and this Agreement and the Purchase Agreement, upon their execution, delivery and performance by the Company (assuming due execution, delivery and performance by the other parties thereto), will be valid and binding agreements on the part of the Company, enforceable in accordance with their terms, except as rights to indemnity and contribution hereunder and thereunder may be limited by applicable law and except as the enforcement hereof and thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally, or by general equitable principles; the performance of this Agreement and the Purchase Agreement and the consummation of the transactions herein and therein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note agreement or other evidence of indebtedness, or any material lease, contract or other agreement or instrument to which the Company is a party or by which the property of the Company is bound, or (ii) the charter or bylaws of the Company, or
     (iii) any law, order, rule, regulation, writ, injunction, judgment or decree of any court or governmental agency or body having jurisdiction over the Company or over the properties of the Company; and no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Company of the transactions herein contemplated, except such as may be required under the Act, the Exchange Act or under state or other securities or Blue Sky laws.

          (e) There is not any pending or, to the knowledge of the Company, threatened any action, suit, claim or proceeding against the Company or any of its respective officers or any of their properties, assets or rights before any court or governmental agency or body or otherwise which (i) might result in any material adverse change in the condition (financial or otherwise), earnings, operations, business or business prospects of the Company or might materially and adversely affect its properties, assets or rights or (ii) might prevent consummation of the transactions contemplated hereby which have not been accurately described in all material respects in the Offering Memorandum.

          (f) All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and the authorized and outstanding capital stock of the Company conforms, as of the dates for which such information is given, in all material respects to the statements relating thereto contained in Exhibit G to the Purchase Agreement; there is no capital stock outstanding as of such dates other than as described in Exhibit G to the Purchase Agreement; and all issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

          (g) Except as disclosed in or contemplated by the Offering Memorandum, the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. No stockholder of the Company, other than the Purchasers, has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company's intent to file the Registration Statement) to require the Company to register the sale of any shares owned by such stockholder under the Act in the Registration Statement, except stockholders of the Company with such rights that are eligible to sell all of such securities pursuant to Rule 144(k) promulgated under the Act.

          (h) The Shares have been duly authorized, and, when issued and delivered pursuant to the Purchase Agreement, will have been duly issued and delivered; and the Shares will conform to the description thereof in Exhibit G to the Purchase Agreement in all material respects.

          (i) Except as disclosed in the Offering Memorandum, the Company owns or possesses sufficient rights to use all existing patents, patent rights, inventions, trade secrets, know-how, proprietary rights and processes that are necessary for the conduct and proposed conduct of its business as described in the Offering Memorandum (the "Company's Proprietary Rights") without any conflict with or infringement of the rights of others which would result in a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company. The Company believes that there are no third parties who have or will be able to establish rights to any of the Company's Proprietary Rights, except for (i) the ownership rights of the third party licensors to the Company's Proprietary Rights which are licensed to the Company by such third party licensors and (ii) the third party licensees of the Company's Proprietary Rights. Except as disclosed in the Offering Memorandum, to the knowledge of the Company, there is no infringement by any third parties of any of the Company's Proprietary Rights. Except as disclosed in the Offering Memorandum, the Company has not received any notice of, and has no knowledge of any basis for, any infringement of or conflict with asserted rights of others with respect to any patent, patent right, invention, trade secret, know-how or other proprietary rights that, individually or in the aggregate, would have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

          (j) While there can be no assurance that FDA approval for any of the Company's products will be obtained on a timely basis, or at all, the Company has received no communication from the FDA expressing adverse comments, questions or concerns with regard to (i) any New Drug Application filed by the Company or (ii) any current or pending clinical trials relating to any of the Company's products, other than comments, questions or concerns to which the Company reasonably believes it has responded, or can respond, to the satisfaction of the FDA without unreasonable delay or expense and without materially impairing the commercial feasibility of introducing the product in question. The Company has applied for and obtained from the FDA an Investigational New Drug exemption for each product with respect to which it has commenced human clinical trials, and all such human clinical trials are being conducted, to the best of the Company's knowledge, in compliance in all material respects with the protocols submitted by the Company to the FDA and any conditions relating thereto imposed by the FDA. The Company has received no notice from the FDA, and has no reason to believe, that its manufacturing facilities or processes are not in compliance with current good manufacturing practice requirements.

          (k) KPMG Peat Marwick LLP, which has examined the financial statements, together with the related schedules and notes, of the Company as of June 30, 1995, 1996 and 1997 and for the years then ended, are independent accountants within the meaning of the Act and the rules and regulations promulgated by the Commission thereunder; the audited financial statements of the Company, together with the related schedules and notes, and the unaudited financial information forming part of the Offering Memorandum fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; and all audited financial statements, together with the


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


     related schedules and notes, and the unaudited financial information, have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as may be otherwise stated therein; provided, however, that the unaudited financial statements are subject to normal recurring year-end adjustments (which will in any case not be material) and do not contain all footnotes required under generally accepted accounting principles). The selected financial data included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with the audited financial statements referred to above.

          (l) Except as described in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering
     Memorandum through the date hereof, there has not been (i) any material adverse change in the business, properties or assets described or referred to in the Offering Memorandum, or the results of operations, condition (financial or otherwise) earnings, operations, business or business prospects, of the Company, (ii) any transaction that is material to the Company, except transactions in the ordinary course of business and except as described in the Offering Memorandum, (iii) any obligation that is material to the Company, direct or contingent, incurred by the Company, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company, which is material to the Company, except for the exercise of stock options disclosed as outstanding, or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

          (m) Except as set forth in the Offering Memorandum, (i) the Company has good and marketable title to all properties and material assets described in the Offering Memorandum as owned by it, free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest other than such as are not material to the business of the Company, (ii) the agreements to which the Company is a party described in the Offering Memorandum are valid agreements in full force and effect, enforceable by the Company, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally or by general equitable principles and, to the knowledge of the Company, the other contracting party or parties thereto are not in material breach or material default under any of such agreements, and (iii) the Company has valid and enforceable leases for the properties described in the Offering Memorandum as leased by it with such exceptions as are not material, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

          (n) Except as disclosed in the Offering Memorandum, (i) the Company is in compliance in all material respects with all rules, laws and regulations, and has all necessary permits, relating to the use, treatment, storage and disposal of toxic substances and protection of health or the environment ("Environmental Laws") which are applicable to its business,
     (ii) the Company has not received any notice from any governmental authority or third party of an asserted claim under Environmental Laws,
     (iii) to the knowledge of the Company, no facts currently exist that will require the Company to make future material capital expenditures to comply with Environmental Laws, and (iv) to the knowledge of the Company, no property which is or has been owned, leased or occupied by the Company has been designated as a Superfund site pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. ss. 9601, et seq.), or otherwise designated as a contaminated site under applicable state or local law.

          (o) The Company has filed all necessary federal and state income and franchise tax returns and has paid all taxes due, and there are no tax payment or filing deficiencies that have been or, to the Company's knowledge, might be asserted against the Company that might have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company considered as one enterprise; all tax liabilities are adequately provided for on the books of the Company, in all material respects.

          (p) The Company maintains insurance of the types and in the amounts generally deemed adequate for its business, including without limitation insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and, to the best of the Company's knowledge, all other risks customarily insured against, all of which insurance is in full force and effect.

          (q) To the knowledge of the Company, no labor disturbance by the employees of the Company exists or is imminent; no collective bargaining agreement exists with any of the Company's employees and, to the knowledge of the Company, no such agreement is imminent.

          (r) The Company has not been advised, and has no reason to believe, that it is not conducting business in compliance with all of the laws, rules and regulations of the jurisdictions in which it is conducting business except where failure to be so in compliance would not have a material adverse effect on the condition (financial or otherwise), earnings, operations, business or business prospects of the Company.

          (s) The Company has not distributed and will not distribute prior to the Closing Date or on any date on which Shares are to be purchased, as the case may be, any offering material in connection with the offering and sale of the Shares other than the Offering Memorandum.

          (t) The Company has not at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.


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


          (u) The Company has not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Shares to facilitate the sale or resale of the Shares.

          (v) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     4. Appointment of Placement Agent; Agreements of Placement Agent.

          (a) Subject to the terms and conditions stated in this Agreement, the Company hereby appoints the Placement Agent its placement agent for the purpose of offering and selling the Shares in a private placement to "accredited investors" as defined in Rule 501(a) under the Act.

          (b) In connection with the offers and sales of the Shares, the Company will pay the Placement Agent a placement agent fee for its services in acting as Placement Agent for the Company in the sale of the Shares in the amount of $900,000, provided that in no event shall such fee exceed 6% of the gross proceeds to the Company from the sale of the Shares (the "Placement Agent Fee").

          (c) The Placement Agent will use diligent efforts to sell the Shares on behalf of the Company at the price and on the terms set forth in the Offering Memorandum and the Purchase Agreement; provided, however, that the Company understands that the Placement Agent has no obligation to find Purchasers. The Placement Agent will use diligent efforts to obtain performance by each Purchaser, but the Placement Agent will have no liability to the Company in the event any such purchase is not consummated for any reason not related to the gross negligence or willful misconduct of the Placement Agent. The Company also understands that the Placement Agent is under no obligation to purchase any Shares for its own account. While it is contemplated that the Placement Agent may purchase Shares from Purchasers and resell such Shares in its capacity as a market-maker or may act as agent in the resale of Shares in brokerage transactions, the Placement Agent shall not act as an underwriter in connection with resales of the Shares or participate in any other way in the drafting of the Registration Statement or the resale of the Shares.

          (d) The Placement Agent agrees that in carrying out the transactions contemplated by this Agreement, it has observed and will observe and comply with (i) all applicable securities laws, regulations, rules and ordinances in any jurisdiction in which the Shares may be offered, sold or delivered, including, without limitation, Rule 502 and Rule 506 under the Act and (ii) all applicable regulations and rules of the National Association of Securities Dealers, Inc.; provided, however, that except as specifically provided herein, the Placement Agent assumes no responsibility for the accuracy or completeness of information contained in the Offering Memorandum or provided to Purchasers in connection with their investment decisions.

          (e) The Placement Agent agrees that (i) it will deliver the Offering Memorandum to all purchasers prior to their execution of the Purchase Agreement, (ii) it will not deliver the Offering Memorandum to any person that it does not reasonably believe to be an "accredited investor" under
     Section 501(a) of the Act, (iii) promptly upon receipt of a notice pursuant to Section 5(d) hereto, it shall suspend offers for sale, and solicitations of purchases, of the Shares and cease using the Offering Memorandum until such time as the Company advises the Placement Agent that it may resume offers for sale, and solicitations of purchases, of the Shares and (vi) it will not deliver any materials regarding the Company to the purchasers other than the Offering Memorandum.

          (f) The Company will pay all expenses, fees and taxes in connection with (i) the preparation and printing and reproducing of copies of the Offering Memorandum and all amendments and supplements thereto, including in each case all documents incorporated by reference therein, and this Agreement, (ii) the delivery of the Shares, (iii) the qualification for offer and sale of the Shares under securities laws as aforesaid (including filing fees and reasonable fees and disbursements of the Placement Agent's counsel in connection therewith) and all registrations and listings of the Shares, (iv) the furnishing of the opinions of counsel for the Company and other certificates referred to herein, (v) travel and related expenses with respect to Company personnel in connection with any road show and (vi) up to $50,000 of the expenses of the Placement Agent in connection with the sale of the Shares, including expenses related to visits to the Company with prospective Purchasers or any road show expenses of the Placement Agent and the reasonable fees and costs of counsel for the Placement Agent in connection with the transactions contemplated hereby or by the Purchase Agreement.

     5. Agreements of the Company. The Company agrees:

          (a) to use its best efforts to qualify the Shares for offer and sale as contemplated hereby in such jurisdictions as the Placement Agent may reasonably designate and to continue such qualifications in effect for so long as may be required in connection with the sale of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities or to a general consent to service of process or to file an annual report in any jurisdiction;

          (b) to deliver to the Placement Agent without charge as soon as practicable after each supplement to the Offering Memorandum or amended Offering Memorandum has been prepared, as many copies of the Offering Memorandum as then amended or supplemented as the Placement Agent may reasonably request for the purposes contemplated by the Act or this Agreement;

          (c) to advise the Placement Agent promptly (confirming such advice in writing) of any request made by the Commission for amendments to any document included or incorporated by reference in the Offering Memorandum or the Registration Statement, or of the initiation or threatened initiation of proceedings for the purpose of entering a stop order with respect to the Registration Statement or for additional information with respect to any thereof;

          (d) for so long as sales pursuant to this Agreement and the Purchase Agreement are continuing and either (i) any event shall occur as a result of which the Offering Memorandum would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, when such Offering Memorandum is delivered, not misleading or
     (ii) for any other reason it shall be necessary to amend or supplement the Offering Memorandum or to file under the Exchange Act any document incorporated by reference in the Offering Memorandum in order to comply with the Act or the Exchange Act, to notify the Placement Agent promptly to suspend offers for sale and solicitations of purchases of the Shares; the Placement Agent agrees that promptly after the receipt of such notice the Placement Agent will suspend offers for sale and solicitations of purchases of the Shares and cease using the Offering Memorandum; and if the Company shall determine so to amend or supplement the Offering Memorandum or to file such document under the Exchange Act, the Company will so advise the Placement Agent and will promptly prepare an amendment or supplement to the Offering Memorandum or a document as required by the Exchange Act and will, in the case of a document required under the Exchange Act, file such document with the Commission that will correct such statement or omission or effect such compliance and will advise the Placement Agent when it may resume offers for sale, and solicitations of purchases, of the Shares.

     6. Conditions to Placement Agent's Obligations. The obligations of the Placement Agent hereunder shall be subject, in its discretion, to the following conditions:

          (a) All representations, warranties and other statements of the Company shall be at the Closing true and correct in all material respects.

          (b) The Company shall have performed in all material respects its obligations hereunder.

          (c) No court or administrative order prohibiting the Closing shall have been issued and no proceedings for that purpose shall be pending or threatened.

          (d) All corporate proceedings and other legal matters in connection with this Agreement, the Purchase Agreement, the Offering Memorandum and the authorization, issue, sale and delivery of the Shares shall have been reasonably satisfactory to counsel for the Placement Agent, and the Company shall have furnished to counsel for the Placement Agent such documents and information as it may have requested for the purpose of enabling the Placement Agent to pass upon the legal matters referred to above.

          (e) The Placement Agent shall have received an opinion reasonably satisfactory to the Placement Agent, dated as of the Closing Date, of Dorsey & Whitney LLP, counsel to the Company, substantially in the form of Exhibit A to this Agreement.

          (f) The Placement Agent shall have received an opinion reasonably satisfactory to the Placement Agent, dated as of the Closing Date, of patent counsel to the Company, with respect to the matters set forth on Exhibit D to the Purchase Agreement.

          (g) The Company shall have furnished the Placement Agent a certificate of the Company, dated as of the Closing Date and executed by the President of the Company, stating that, since the date as of which information is given in the Offering Memorandum, (i) the Company has not incurred any liabilities or obligations, contingent or otherwise, that are material in the aggregate to the Company, taken as a whole, except in the ordinary course of business, (ii) there has been no material adverse change in the condition or results of operations, financial or otherwise, of the Company;
     (iii) there has been no document required to be filed under the Exchange Act and the rules and regulations thereunder that has not been so filed,
     (iv) no order preventing the Closing is in effect and no proceedings for that purpose are pending or threatened by the Commission, and (v) all representations and warranties of the Company herein are true as of the Closing.

          (h) The Registration Statement registering the resale of the Shares by the Purchasers shall have been filed with and declared effective by the Commission, and no stop order suspending the effectiveness thereof and no proceedings therefor shall be pending or threatened by the Commission.

          (i) Prior to the Closing Date, the shares to be issued and sold by the Company shall have been duly authorized for listing by the Nasdaq Stock Market.

          (j) The Company shall have furnished to the Placement Agent such other affidavits and certificates as to the accuracy and completeness of any statement in the Offering Memorandum as of the Closing Date and as to any other matter in connection with the transactions contemplated hereby or by the Purchase Agreement as the Placement Agent may reasonably request.

     All opinions, letters, certificates and affidavits above mentioned shall be deemed to be in compliance with this Section 6 only if they shall be in form and substance reasonably satisfactory to counsel for the Placement Agent.

     In case any of the conditions specified above in this Section 6 shall not have been fulfilled, the Placement Agent shall have no obligation to proceed with any offer for sale, or any solicitation of purchases, of the Shares.

     7. Indemnification.

          (a) The Company agrees to indemnify, defend and hold harmless the Placement Agent and any person who controls the Placement Agent within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (the "Placement Agent Affiliates"), from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Placement Agent Affiliates controlling person may incur insofar as such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or Registration Statement, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Offering Memorandum or Registration Statement necessary to make the statements made therein not misleading, except insofar as any such loss, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by the Placement Agent or any Placement Agent Affiliates to the Company expressly for use with reference to such Placement Agent in such Offering Memorandum or Registration Statement.

          If any action is brought against the Placement Agent or Placement Agent Affiliate in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, the Placement Agent shall promptly notify the Company in writing of the institution of such action and the Company shall assume the defense of such action, including the employment of counsel and payment of expenses. Such Placement Agent or any Placement Agent Affiliate shall have the right to employ its or their own counsel in any such case, such counsel which shall be reasonably satisfactory to the Company, but the fees and expenses of such counsel shall be at the expense of such Placement Agent or any Placement Agent Affiliate unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or the Company shall not have employed counsel to have charge of the defense of such action or such indemnified party or the Placement Agent or such Placement Agent Affiliate shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company (in which case the Company shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Company and paid as incurred (it being understood, however, that the Company shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent.

          (b) The Placement Agent agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (the "Company Affiliates") from and against any loss, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company or any Company Affiliate may incur insofar as such loss, expense, liability or claim (i) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of the Placement Agent to the Company expressly for use with reference to the Placement Agent in the Offering Memorandum or Registration Statement, or (ii) arises out of or is based upon the gross negligence or willful misconduct of the Placement Agent with respect to this Agreement as determined in a final judgment by a Court of competent jurisdiction from which no appeal can be or is taken. Neither the Placement Agent nor any Placement Agent Affiliate shall have any liability (whether direct or indirect, by statute, in contract or tort or otherwise) to the Company or to any third party in connection with the Registration Statement or the resale by the Purchasers of the Shares.

          If any action is brought against the Company or the Company Affiliates or any such person in respect of which indemnity may be sought against the Placement Agent pursuant to the foregoing paragraph, the Company or such Company Affiliate shall promptly notify the Placement Agent in writing of the institution of such action and the Placement Agent shall assume the defense of such action, including the employment of counsel and payment of expenses. The Company or such Company Affiliate shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company or such Company Affiliate unless (i) the employment of such counsel shall have been authorized in writing by the Placement Agent in connection with the defense of such action, (ii) or the Placement Agent shall not have employed counsel to have charge of the defense of such action, (iii) or such indemnified party or the Company or such Company Affiliates shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Placement Agent (in which case the Placement Agent shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by the Placement Agent and paid as incurred (it being understood, however, that the Placement Agent shall not be liable for the expenses of more than one separate counsel in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Placement Agent shall not be liable for any settlement of any such claim or action effected without the written consent of the Placement Agent.

          (c) If the indemnification provided for in this Section 7 is unavailable to an indemnified party under subsections (a) and (b) of this
     Section 7 with respect of any losses, expenses, liabilities or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of the Placement Agent Fee but before deducting expenses) received by the Company bear to the Placement Agent Fee. The relative fault of the Company on the one hand and of the Placement Agent on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or by the Placement Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

          (d) The Company and the Placement Agent agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 7, the Placement Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Shares were sold exceeds the amount of any damages which the Placement Agent has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e)  The  indemnity  and  contribution  agreements  contained  in this
     Section 7 and the covenants, warranties and representations of the Company contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any Placement Agent Affiliate, or by or on behalf of the Company or Company Affiliate, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company and the Placement Agent agree promptly to notify the other of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company Affiliates, and in the case of the Placement Agent, any Placement Agent Affiliate, in connection with the issuance and sale of the Shares, or in connection with the Offering Memorandum or Registration Statement.

     8. Survival of Certain Provisions. The indemnity and other agreements contained in Section 7 hereof and the representations and warranties and other statements of the Company set forth in this Agreement or made by the Company pursuant to this Agreement shall remain in full force and effect, regardless of
(i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent or any of its controlling persons or by or on behalf of the Company or any of its officers, directors or controlling persons and (iii) acceptance of delivery of and payment for Shares.

     9. Effective Time: Termination.

          (a) This Agreement shall become effective at the earlier of (i) 10:00 a.m., New York Time, on the first full business day following the execution hereof or (ii) the time of the initial offering of any of the Shares by the Placement Agent after the execution hereof. By giving notice as set forth in Section 10 hereof before the time this Agreement becomes effective, the Placement Agent or the Company may prevent this Agreement from becoming effective without liability of any party to any other party, except that the Company shall remain obligated to pay costs and expenses to the extent provided in Section 4 of this Agreement.

          (b) The Placement Agent shall have the right to terminate this Agreement by giving notice as hereinafter specified at any time at or prior to the Closing Date, (i) if the Company shall have failed, refused or been unable at or prior to the Closing Date to perform any agreement on its part to be performed, or because any other condition of the Placement Agent's obligations hereunder required to be fulfilled by the Company is not fulfilled, or (ii) if trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, by the New York Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction, or
     (iii) if a banking moratorium shall have been declared by federal or New York authorities, or (iv) if on or prior to the Closing Date the Company shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as to interfere materially with the conduct of the business and operations of the Company regardless of whether or not such loss shall have been insured, or (v) if there shall have been a material adverse change in the general political or economic conditions or financial markets in the United States as in the reasonable judgment of the Placement Agent makes it inadvisable or impracticable to proceed with the offering, sale and delivery of the Shares, or (vi) if on or prior to the Closing Date there shall have been any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in the reasonable judgment of the Placement Agent, makes it impracticable or inadvisable to market the Shares. Any such termination shall be without liability of any party to any other party except as provided in Sections 4 and 7 hereof.

          If the Placement Agent elects to prevent this Agreement from becoming effective or to terminate this Agreement as provided in this Section 9, it shall promptly notify the Company by telephone, telecopy or telegram, in each case confirmed by letter. If the Company shall elect to prevent this Agreement from becoming effective, the Company shall promptly notify the Placement Agent by telephone, telecopy or telegram, in each case confirmed by letter.

          (c) In the event that the Closing shall not have occurred on or before August 31, 1998, this Agreement shall terminate at the close of business on such date. Any such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(d) hereof.

          (d) In the event of any termination of this Agreement for any reason, if a private placement of securities is consummated following such termination on or before November 30, 1998 by the Company with a party that the Placement Agent has contacted regarding the Company pursuant to and as part of its engagement by the Company and that has been identified to the Company in writing prior to or within ten days following such termination, the Placement Agent shall be entitled to receive a placement agent fee equal to 6% of the gross proceeds received by the Company for such private placement, reimbursement of expenses, and all other amounts provided for in this Agreement, as if this Agreement had not been terminated.

     10. Notice. Except as otherwise specifically provided herein, all statements, requests, notices and advice hereunder shall be in writing, or by telephone or telegram if subsequently confirmed in writing, and, if to the Placement Agent, shall be sufficient in all respects if delivered or sent to the Placement Agent at the address set forth in the Offering Memorandum, and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the address of its principal place of business set forth in the Offering Memorandum. Notice shall be deemed given upon the date of delivery or the date such notice is sent.

     11. Successors and Assigns. This Agreement shall inure solely to the benefit of the Company and the Placement Agent and, to the extent provided in
Section 7 hereof, to any person or entity named in such Section. No other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors" shall not include any purchaser of any Shares merely because of such purchase. The respective rights and obligations of the Company and the Placement Agent hereunder may not be assigned, transferred or contracted to another.

     12. Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to conflicts of law principles.

     13. Entire Agreement. This Agreement is the complete and entire agreement among the parties with respect to the offer and sale of the Shares and supersedes all prior written and oral communications with respect thereto, specifically including any engagement letter with respect to the matters addressed herein between the Company and the Placement Agent; provided however that the confidentiality agreement contained in the second sentence of Section 3 and in Section 8 of the engagement letter dated May 4, 1998 between the Company and the Placement Agent shall remain in full force and effect in accordance with its terms. This Agreement may be amended only in a writing signed by both parties hereto.

     14.   Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

                                                  Very truly yours,

                                                  ENZON, INC.




                                                  By:/s/ ILLEGIBLEs
                                                  ------------------------------
                                                  Its: Presidenrt and CEO
                                                  ------------------------------
AGREED AND ACCEPTED:

SBC WARBURG DILLON READ INC.


By:  /s/ ILLEGIBLE
     --------------------------------------
Its:  Executive Director
     --------------------------------------


By:  /s/ ILLEGIBLE
     --------------------------------------
Its:  Associate Director
     --------------------------------------